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                                                                   EXHIBIT 2.11

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-6224) of Ansaldo Signal N.V. of our report dated October 1, 1996, appearing on page 36 of the Annual Report on Form 20-F.



     Price Waterhouse S.p.A.
     Rome, Italy
     June 19, 1998


                              ANSALDO SIGNAL N.V.

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